Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income
Net realized gains (losses) on redemptions and sales of gold bullion (note 6)	$ 57,138	$ 36,901
Net change in unrealized gains (losses) on gold bullion (note 6)	1,701,279	711,174
Other income	1,044	629
	1,759,461	748,704
Expenses
Management fees (note 8)	26,816	21,463
Sales tax	1,655	1,365
Bullion storage fees	1,564	1,577
Listing and regulatory filing fees	507	126
Unitholder reporting costs	243	298
Administrative fees	239	183
Audit fees	113	112
Legal fees	112	43
Independent Review Committee fees	8	9
Trustee fees	4	4
Custodial fees	3	3
Net foreign exchange losses (gains)	3	(4)
	31,267	25,179
Net income (loss) and comprehensive income (loss)	$ 1,728,194	$ 723,525
Weighted average number of Units	405,188,238	400,234,773
Increase (decrease) in total equity from operations per Unit	$ 4.27	$ 1.81